                                                                    EXHIBIT 10.6

          Community Central Bank Supplemental Executive Retirement Plan

The attached form of plan was entered into between the "Bank" and Ronald R. Reed, President and CEO of Community Central Bank and Ray T. Colonius, Senior Vice President and CFO, Community Central Bank. Additionally, the attached form of plan was entered into between the "Corporation" and David A. Widlak, Chairman and CEO, Community Central Bank Corporation.



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                             COMMUNITY CENTRAL BANK
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                  COMMUNITY CENTRAL BANK SUPPLEMENTAL EXECUTIVE
                                 RETIREMENT PLAN

                            EFFECTIVE JANUARY 1, 2003

                                     PURPOSE

         The purpose of the Plan is to provide supplemental retirement benefits to a select group of employees who contribute materially to the continued growth, development and future business success of Community Central Bank, Community Central Bank Corporation and their affiliated entities. The Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.

                                    ARTICLE I
                                   DEFINITIONS

         For purposes of the Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

         "Annual Benefit" shall mean with respect to any Participant, an annual benefit equal to the percent of the Participant's Final Average Compensation set forth in a Participant's Plan Agreement. Notwithstanding the foregoing, where the Plan Agreement expresses the Annual Benefit as a unit benefit, then the Annual Benefit shall be equal to the percent of the Participant's Final Average Compensation set forth in the Participant's Plan Agreement times the number of the Participant's Years of Credited Service set forth in a Participant's Plan Agreement, calculated through the last day of the month in which the Participant experiences a Termination of Employment. A Participant's Annual Benefit shall not exceed any maximum Annual Benefit set forth in his Plan Agreement, nor be less than any minimum Annual Benefit set forth in his Plan Agreement.

         "Bank" shall mean Community Central Bank, and any successor to all or substantially all of the assets or business of the Bank.

         "Board" shall mean the board of directors of the Bank or the Holding Company.

         "Change in Control" shall mean the first to occur of any of the following events:

         (a) An acquisition of control of the Bank within the meaning of the Bank Holding Company Act of 1956 and 12 C.F.R. Part 303.82 as in effect on the date hereof that is not subject to rebuttal;

         (b)      Any event that would be required to be reported in response to
                  Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") if the Exchange Act were applicable to the Bank;

         (c) Any "person" (as that term is used in Section 13 and 14(d)(2) of the Exchange Act) becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of 25% or more of the Bank's outstanding securities entitled to vote in the election of directors;

         (d) Individuals who are members of the board of directors of the Holding Company on the date of adoption of this Plan (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date of adoption of this Plan whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by a nominating committee serving under an Incumbent Board, shall be considered a member of the Incumbent Board;

         (e) The sale of all or substantially all of the assets of the Bank or the Holding Company, excluding transfers to entities that are within a "controlled group of corporations" (as defined in Code Section 1563) in which the Bank is the parent corporation; or

         (f) A reorganization, merger, consolidation or similar transaction involving the Holding Company in which the Holding Company is not the resulting entity or the Holding Company is the resulting entity but the stockholders of the Holding Company immediately prior to such transaction do not own at least 50% of the voting securities of the Holding Company immediately following the completion of such transaction.

         "Claimant" shall have the meaning set forth in Section 12.1.

         "Code" shall mean the Internal Revenue Code 1986, as it may be amended from time to time.

         "Committee" shall mean the committee described in Article 10.

         "Compensation" shall mean the annual cash compensation relating to services performed by a Participant for the Bank or the Holding Company during any calendar year, whether or not paid in such calendar year or included on the Federal Income Tax Form W-2 for such calendar year, excluding fringe benefits, stock options, other stock based compensation, relocation expenses, non-monetary awards, and automobile and other allowances paid to a Participant for employment services rendered (whether or not such allowances are included in the Participant's gross income). Compensation shall be calculated before reduction for compensation voluntarily deferred or contributed by the Participant pursuant to all qualified or non-qualified plans of the Bank and shall be calculated to include amounts not otherwise included in the Participant's gross income under Code Sections 125, 402(e)(3), 402(h), or 403(b) pursuant to plans established by the Bank; provided, however, that all such amounts will be included in compensation only to the extent that, had there been no such plan, the amount would have been payable in cash to the Participant.

         "Early Retirement Date" shall mean the later of (i) the date that the Participant elects in his Plan Agreement to have his Monthly Benefit commence under this Plan, which date is prior to the Participant's Normal Retirement Date and no earlier than the date the Participant will attain age 62, and (ii) the date of the Participant's Termination of Employment.

         "Early Retirement Monthly Benefit" shall mean a monthly amount equal to the Equivalent Actuarial Value of the Participant's Monthly Benefit (reflecting the commencement of benefits on the Participant's Early Retirement Date rather than his Normal Retirement Date).

         "Employee" shall mean a person who is classified as an employee of the Bank or the Holding Company.

         "Equivalent Actuarial Value" shall mean, unless otherwise specified in the Plan Agreement, a benefit of equivalent value to another form of benefit, computed on the basis of an interest rate factor of 7 percent per annum.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

         "Final Average Compensation" shall mean the amount determined by dividing by three the Participant's aggregate Compensation during the three Plan Years (whether or not consecutive) that results in the largest total.

         "Holding Company" shall mean Community Central Bank Corporation, the parent corporation of the Bank.

         "Monthly Benefit" shall mean one twelfth (1/12) of the Participant's Annual Benefit.

         "Normal Retirement Date" shall mean the later of (i) the date of the Participant's Termination of Employment or (ii) the Participant's attainment of age sixty-five (65).

         "Participant" shall mean any Employee (i) who is selected to participate in the Plan, (ii) who signs a Plan Agreement and (iii) whose signed Plan Agreement is accepted by the Bank or the Committee. A spouse or former spouse of a Participant shall not be treated as a Participant in the Plan or have an Annual Benefit under the Plan, even if he or she has an interest in the Participant's benefits under the Plan as a result of applicable law or property settlements resulting from legal separation or divorce.

         "Payout Period" shall mean the number of consecutive months set forth as the Payout Period in a Participant's Plan Agreement, commencing on the first day of the calendar month next following the Participant's Normal Retirement Date, except as otherwise provided in Section 3.2(a).

         "Plan" shall mean this Supplemental Executive Retirement Plan, which shall be evidenced by this instrument and by each Plan Agreement, as they may be amended from time to time.

         "Plan Agreement" shall mean a written agreement, as may be amended from time to time, which is entered into by and between the Bank or the Holding Company and a Participant. Should there be more than one Plan Agreement, the Plan Agreement bearing the latest date of acceptance by the Bank or the Holding Company shall supersede all previous Plan Agreements in their entirety and shall govern such entitlement. The terms of any Plan Agreement may be different for any Participant, and any Plan Agreement may limit the benefits otherwise provided under the Plan.

         "Plan Year" shall mean a period beginning on January 1 of each calendar year and continuing through December 31 of such calendar year.

         "Termination of Employment" shall mean the severing of employment with the Bank for any reason.

         "Trust" shall mean any trust established between the Bank or the Holding Company and the trustee named therein to provide benefits hereunder, as amended from time to time.

         "Years of Credited Service" shall mean the total number of Plan Years (or fraction thereof determined on a months basis) taken into account under a Participant's Plan Agreement for purposes of calculating such Participant's Annual Benefit.

                                    ARTICLE 2
                       SELECTION, ENROLLMENT, ELIGIBILITY

2.1 SELECTION BY COMMITTEE. Participation in the Plan shall be limited to a select group of management and highly compensated Employees, as determined by the Committee in its sole discretion from time to time. From that group, the Committee shall select, in its sole discretion, Employees to participate in the Plan.

2.2 ENROLLMENT REQUIREMENTS. As a condition to participation, each selected Employee shall complete, execute and return to the Bank or the Committee a Plan Agreement. In addition, the Committee shall establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary or appropriate.

2.3 ELIGIBILITY; COMMENCEMENT OF PARTICIPATION. Provided an Employee selected to participate in the Plan has met all enrollment requirements set forth in the Plan and required by the Committee, including returning all required documents to the Bank or the Committee, that Employee shall commence participation in the Plan on the date his Plan Agreement is executed by the Bank or the Holding Company.

2.4 TERMINATION OF PARTICIPATION. If the Committee determines in good faith that a Participant no longer qualifies as a member of a select group of management or highly compensated employees, as membership in such group is determined in accordance with Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, the Committee shall have the right, in its sole discretion, to (i) cease further benefit accruals hereunder and/or (ii) immediately distribute in a single lump sum the Equivalent Actuarial Value of the Monthly Benefits for the Payout Period, determined as if the Participant experienced a Termination of Employment, and terminate the Participant's participation herein.

                                    ARTICLE 3
                                    BENEFITS

3.1 BENEFITS. Upon a Participant's Normal Retirement Date, the Bank shall pay the Monthly Benefit to him during the Payout Period. Upon a Participant's Early Retirement Date, the Bank shall pay the Early Retirement Monthly Benefit to him during the Payout Period.

3.2      NO DEATH BENEFITS.

         (a) If the Participant dies before having commenced receiving benefits under Section 3.1, no benefit shall be paid under this Plan.

         (b) If the Participant dies after he has commenced receiving benefits under Section 3.1, then benefits under this Plan shall terminate as of the first day of the month following the date of death of the Participant.

3.3 ACCELERATION OF BENEFITS; LUMP SUM PAYMENTS. The Committee may accelerate the payment of a Participant's Monthly Benefits at such time and in such manner as the Committee may determine, in which case the accelerated benefit shall be equal to the Equivalent Actuarial Value of such unpaid Monthly Benefits.

3.4 TAX WITHHOLDING FROM DISTRIBUTIONS. The Bank, the Holding Company, or the trustee of the Trust, if applicable, shall withhold from any payments made to a Participant all federal, state and local income, employment and other taxes required to be withheld by the Bank, the Holding Company, or the trustee of the Trust, in connection with such payments, in amounts and in a manner to be determined in the sole discretion of the Bank, the Holding Company and the trustee of the Trust, if applicable.

                                    ARTICLE 4
                    IN-SERVICE WITHDRAWALS AND DISTRIBUTIONS

         No in-service withdrawals or distributions are permitted under the Plan.

                                    ARTICLE 5
                                     VESTING

         Unless the Participant's Plan Agreement provides for a vesting schedule with respect to the Plan benefits, the Participant shall be fully vested in his Monthly Benefit at all times.

                                    ARTICLE 6
                            PARTICIPANT CONTRIBUTIONS

         Participant contributions are neither permitted nor required under the Plan.

                                    ARTICLE 7
                                     FUNDING

7.1 FUNDING GENERALLY. The Bank's or the Holding Company's obligations under the Plan shall be an unfunded and unsecured promise to pay. The Bank or the Holding Company shall not be obligated under any circumstances to fund in advance its obligations under the Plan, and when the benefit amount is paid it shall be expensed out of the Bank's or the Holding Company's general assets.

7.2 OPTION TO FUND INFORMALLY. Notwithstanding Section 7.1, the Bank or the Holding Company may, at its sole option, or by agreement, informally fund its obligations under the Plan in whole or in part, provided, however, that in no event shall such informal funding be construed to create any trust fund, escrow account or other security for any Participant with respect to the payment of any benefit under the Plan, other than as permitted by Internal Revenue Service and Department of Labor rules and regulations for unfunded supplemental retirement plans.

                                    ARTICLE 8
                                LEAVE OF ABSENCE

         If a Participant is authorized by the Bank or the Holding Company for any reason to take a leave of absence from employment with the Bank or the Holding Company, such Participant shall continue to be considered employed by the Bank or the Holding Company during such leave of absence (and therefore not to have experienced a Termination of Employment) and service during the leave of absence shall be credited for purposes of determining the Participant's Years of Credited Service.

                                    ARTICLE 9
                     TERMINATION, AMENDMENT OR MODIFICATION

9.1 TERMINATION. Although the Bank anticipates that it will continue as a sponsor of the Plan for an indefinite period of time, there is no guarantee that it will continue as a sponsor of the Plan or will not terminate its sponsorship of the Plan at any time in the future. Accordingly, the Bank reserves the right to terminate its sponsorship of the Plan at any time with respect to any or all of its Participants, by action of the Board. Upon termination of sponsorship of the Plan by the Bank, the Annual and Monthly Benefit of each affected Participant shall be determined as if he had experienced a Termination of Employment on the date Plan sponsorship is terminated. Monthly Benefits shall be paid to affected Participants as follows: Prior to a Change in Control, the Bank shall have the right, in its sole discretion, to pay the Equivalent Actuarial Value of the Monthly Benefits for the Payout Period in a lump sum; otherwise payments shall be made as provided for in Article 3. After a Change in Control, the Bank shall be required to pay the Equivalent Actuarial Value of the Monthly Benefits for the Payout Period in a lump sum. If the Bank terminates its sponsorship of the Plan, the Plan shall terminate. The termination of sponsorship of the Plan or the termination of the Plan shall not adversely affect any Participant who has become entitled to the payment of any benefits under the Plan as of the date of termination; provided, however, that the Bank shall have the right to accelerate payments without a premium or prepayment penalty by paying the Equivalent Actuarial Value of the remaining benefits in a lump sum.

9.2 AMENDMENT. The Bank may, at any time, amend or modify the Plan in whole or in part by action of the Board; provided, however, that no amendment or modification shall be effective to decrease or restrict the value of a Participant's Annual Benefit determined at the time the amendment or modification is made, calculated as if the Participant had experienced a Termination of Employment as of the effective date of the amendment or modification. The amendment or modification of the Plan shall not affect any Participant who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification; provided, however, that the Bank shall have the right to accelerate payments without a premium or prepayment penalty by paying the Equivalent Actuarial Value of the unpaid Monthly Benefits in a lump sum.

9.3 EFFECT OF PAYMENT. The full payment of the applicable benefit under the Plan shall completely discharge all obligations to a Participant under the Plan.

                                   ARTICLE 10
                                 ADMINISTRATION

10.1 COMMITTEE DUTIES. The Plan shall be administered by a Committee which shall consist of the Board, or such committee as the Board shall appoint. Members of the Committee may be Participants under the Plan. The Committee shall also have the discretion and authority to (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of the Plan and (ii) decide or resolve any and all questions including interpretations of the Plan, as may arise in connection with the Plan. Any individual on the Committee who is a Participant shall not vote or act on any matter relating solely to himself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant, the Bank or the Holding Company.

10.2 AGENTS. In the administration of the Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to the Bank or the Holding Company.

10.3 BINDING EFFECT OF DECISIONS. The decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

10.4 INDEMNITY OF COMMITTEE. The Bank shall indemnify and hold harmless the members of the Committee, and any person to whom the duties of the Committee may be delegated, against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to the Plan, except in the case of gross misconduct by the Committee or any of its members or any such delegate.

10.5 INFORMATION. To enable the Committee to perform its functions, the Bank and the Holding Company shall supply full and timely information to the Committee as the Committee may reasonably request.

                                   ARTICLE 11
                          OTHER BENEFITS AND AGREEMENTS

         The benefits provided for a Participant under the Plan are in addition to any other benefits available to such Participant under any other plan or program sponsored by the Bank. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided therein.

                                   ARTICLE 12
                                CLAIMS PROCEDURES

12.1 PRESENTATION OF CLAIM. Any Participant (such Participant being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

12.2 NOTIFICATION OF DECISION. The Committee shall consider a Claimant's claim within a reasonable time, and shall notify the Claimant in writing:

         (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

         (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

                  (i) the specific reason(s) for the denial of the claim, or any part of it;

                  (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

                  (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

                  (iv) an explanation of the claim review procedure set forth in Section 12.3 below.

12.3 REVIEW OF A DENIED CLAIM. With 60 days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

         (a)      may review pertinent documents;

         (b)      may submit written comments or other documents; and/or

         (c) may request a hearing, which the Committee, in its sole discretion, may grant.

12.4 DECISION ON REVIEW. The Committee shall render its decision on review promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

         (a)      specific reasons for the decision;

         (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

         (c)      such other matters as the Committee deems relevant.

12.5 LEGAL ACTION. A Claimant's compliance with the foregoing provisions of this Article 12 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under the Plan.

                                   ARTICLE 13
                                      TRUST

13.1 ESTABLISHMENT OF THE TRUST. The Bank may establish the Trust upon such terms as it deems appropriate.

13.2 INTERRELATIONSHIP OF THE PLAN AND THE TRUST. The provisions of the Plan, including a Participant's Plan Agreement, shall govern the rights of such Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Bank, the Holding Company, Participants and the creditors of the Bank and the Holding Company to any assets transferred to the Trust. The Bank and the Holding Company shall at all times remain liable to carry out its obligations under the Plan.

13.3 INVESTMENT OF TRUST ASSETS. The trustee of the Trust shall be authorized, upon written instructions received from the Committee or investment manager appointed by the Committee, to invest and reinvest the assets of the Trust in accordance with the applicable trust agreement.

13.4 DISTRIBUTIONS FROM THE TRUST. The Bank's and the Holding Company's obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust and any such distribution shall reduce the Bank's and the Holding Company's obligations under the Plan.

                                   ARTICLE 14
                                  MISCELLANEOUS

14.1 STATUS OF PLAN. The Plan is intended to be a plan that is not qualified within the meaning of Code Section 401(a) and that "is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1). The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent.

14.2 UNSECURED GENERAL CREDITOR. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of the Bank or the Holding Company. For purposes of the payment of benefits under the Plan, any and all assets of the Bank or the Holding Company shall be, and remain the general, unpledged and unrestricted assets of such entity. The Bank's and the Holding Company's obligation under the Plan shall be merely of an unfunded and unsecured promise to pay money in the future.

14.3 LIABILITY. The Bank's and the Holding Company's liability for the payment of benefits shall be defined only by the Plan including a Participant's Plan Agreement. The Bank and the Holding Company shall have no obligation to a Participant under the Plan except as expressly provided in the Plan including such Participant's Plan Agreement.

14.4 NONASSIGNABILITY. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance allowed by a Participant or any other person, be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

14.5 NOT A CONTRACT OF EMPLOYMENT. The terms and conditions of the Plan, including a Participant's Plan Agreement, shall not be deemed to constitute a contract of employment between the Bank or the Holding Company and a Participant. Nothing in the Plan shall be deemed to give a Participant the right to be retained in the service of the Bank or the Holding Company or to interfere with the right of the Bank or the Holding Company to discipline or discharge such Participant at any time.

14.6 FURNISHING INFORMATION. A Participant will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to, taking such physical examinations as the Committee may deem necessary.

14.7 TERMS. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

14.8 CAPTIONS. The captions of the articles, sections and paragraphs of the Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

14.9 GOVERNING LAW. Subject to ERISA, the provisions of the Plan shall be construed and interpreted according to the internal laws of the State of Michigan without regard to its conflicts of laws and principles.

14.10 NOTICE. Any notice or filing required or permitted to be given to the Committee under the Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below.

                  Director of Human Resources
                  Community Central Bank
                  100 North Main Street
                  Mount Clemens, Michigan   48043

         Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification. Any notice or filing required or permitted to be given to a Participant under the Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of such Participant.

14.11 SUCCESSORS. The provisions of the Plan shall bind and inure to the benefit of the Bank, the Holding Company and their successors and assigns and the Participant.

14.12 SPOUSE'S INTEREST. The interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner including, but not limited to, such spouse's will, nor shall such interest pass under the laws of intestate succession.

14.13 VALIDITY. In case any provision of the Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but the Plan shall be constructed and enforced as if such illegal or invalid provision had never been inserted herein.

14.14 INCOMPETENT. If the Committee determines in its discretion that a benefit under the Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and shall be a complete discharge of any liability under the Plan for such payment amount.

14.15 COURT ORDER. The Committee is authorized to make any payments directed by court order in any action in which the Plan or the Committee has been named as a party. In addition, if a court determines that a spouse or former spouse of a Participant has an interest in the Participant's benefits under the Plan in connection with a property settlement or otherwise, the Committee, in its sole discretion shall have the right, notwithstanding any election made by the

         Participant, to immediately distribute the spouse's or former spouse's interest in the Participant's benefits under the Plan to that spouse or former spouse.

14.16 DISTRIBUTION IN THE EVENT OF TAXATION. If, for any reason, all or any portion of a Participant's benefits under the Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee for a distribution of that portion of his benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld (and, after a Change in Control, shall be granted), the Bank or the Holding Company shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his benefit (which amount shall not exceed such Participant's Equivalent Actuarial Value of his unpaid Monthly Benefits). If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under the Plan.

14.17 INSURANCE. The Bank or the Holding Company, on its own behalf or on behalf of the trustee of the Trust, and, in its sole discretion, may apply for and procure insurance on the life of any Participant, in such amounts and in such forms as it may choose. The Bank, the Holding Company or the trustee of the Trust, as the case may be, shall be the sole owner and beneficiary of any such insurance. No Participant shall have any interest whatsoever in any such policy or policies, and a Participant shall at the request of the Bank or the Holding Company submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the Bank or the Holding Company has applied for insurance.

14.18 LEGAL FEES TO ENFORCE RIGHTS AFTER CHANGE IN CONTROL. The Bank and the Holding Company is aware that upon the occurrence of a Change in Control, the Board (which might then be comprised of new members) or stockholders of the Bank or the Holding Company, or of any successor corporation, might then cause or attempt to cause Bank or the Holding Company, or such successor to refuse to comply with its obligations under the Plan and might cause or attempt to cause the Bank or the Holding Company to institute, or may institute, litigation seeking to deny Participants the benefits intended under the Plan. In these circumstances, the purpose of the Plan could be frustrated. Accordingly, if, following a Change in Control, it should appear to any Participant that the Bank, the Holding Company or any successor corporation has failed to comply with any of its obligations under the Plan or any agreement thereunder, or, if the Bank, the Holding Company or any other person takes any action to declare the Plan void or unenforceable or institutes any litigation or other legal action designed to deny, diminish or to recover from any Participant the benefits intended to be provided, then the Bank or the Holding Company irrevocably authorizes such Participant to retain counsel of his choice at the expense of the Bank or the Holding Company to represent such Participant in connection with the initiation or defense of any litigation or other legal action, whether by or against the Bank or the Holding Company or any director, officer, stockholder or other person affiliated with the Bank or the Holding Company or any successor thereto in any jurisdiction.

         The Bank and the Holding Company have signed the Plan as of ___________, 2003.

                         COMMUNITY CENTRAL BANK



                         By: __________________________
                         Name: ________________________
                         Title: _______________________
                                _______________________


                         COMMUNITY CENTRAL BANK CORPORATION

                         By: __________________________
                         Name: ________________________
                         Title: _______________________
                                _______________________

                         By: __________________________
                         Name: ________________________
                         Title: _______________________
                                _______________________

     COMMUNITY CENTRAL BANK SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN AGREEMENT

         Community Central Bank (the "Bank") is the sponsor of the Community Central Bank Supplemental Executive Retirement Plan (the "Plan"). The Bank and the undersigned executive of the Bank (the "Employee") hereby agree, for good and valuable consideration, the value of which is hereby acknowledged, that the Employee shall participate in the Plan as such Plan is currently in effect and as the same may hereafter be modified or amended. The Employee does hereby acknowledge that he has been provided with a copy of the Plan as currently in effect and he does specifically agree to the terms and conditions thereof. The Employee understands that his receipt (or his Beneficiary's receipt) of benefits under the Plan shall be subject to all provisions of the Plan. All capitalized terms not defined herein shall have the meaning assigned to them under the Plan.

          PROVISIONS REGARDING PLAN BENEFITS, VESTING, RETIREMENT DATES
                           AND YEARS OF SERVICE CREDIT

         1. No limitations other than those contained in the Plan and this Plan Agreement shall apply to the Employee's entitlement to benefits under the Plan.

         2. The Employee's annual benefit percentage is 50%.

         3. The Employee's minimum Annual Benefit shall be $75,000.

         4. For purposes of determining "Years of Credited Service", the Employee shall be credited with all Years of Credited Service earned after December 31, 1999.

         5. The "Payout Period" shall be 180 consecutive months.

         6. If elected by the Employee, the Payout Period shall commence on a designated Early Retirement Date. The Early Retirement Date shall not be earlier than one year preceding the date the Employee elects in writing to have his benefits commence. The Employee acknowledges and understands that (a) no benefit will be paid on an Early Retirement Date unless this written election is made, and (b) if benefits commence on an Early Retirement Date, the Employee's monthly payment under the Plan will be smaller than the Monthly Benefit he would have received had benefits commenced at his Normal Retirement Date, to reflect the earlier commencement of benefits.

         7. The Employee shall vest in his Annual Benefit (including his minimum Annual Benefit) over a 10-year period, at a rate of 10 percent for each Year of Credited Service. The Employee shall be 100 percent vested in his Annual Benefit upon a Change in Control, regardless of his actual Years of Credited Service.

         8. In the event that any payments or benefits provided or to be provided to the Employee pursuant to this Plan Agreement, in combination with payments or benefits, if any, from other plans or arrangements maintained by the Holding Company or the Bank, constitute "excess parachute payments" under Section 280G of the Code that are subject to excise tax under Section 4999 of the Code, the Bank shall pay to the Employee in cash an additional amount equal to the amount of the Gross Up Payment (as hereinafter defined). The "Gross Up Payment" shall be the amount needed to ensure that the amount of such payments and the value of such benefits received by the Employee (net of such excise tax and any federal, state and local tax on the Bank's payment to him attributable to such excise tax) equals the amount of such payments and value of such benefits as he would receive in the absence of such excise tax and any federal, state and local tax on the Bank's payment to him attributable to such excise tax. The Bank shall pay the Gross Up Payment within 30 days after the Change in Control. For purposes of determining the amount of the Gross Up Payment, the value of any non-cash benefits and deferred payments or benefits shall be determined by the Bank's independent auditors in accordance with the principles of Section 280G(d)(3) and
(4) of the Code. In the event that, after the Gross Up Payment is made, the amount of the excise tax is determined to be less than the amount calculated in the determination of the actual Gross Up Payment made by the Bank, the Employee shall repay to the Bank, at the time that such reduction in the amount of excise tax is finally determined, the portion of the Gross Up Payment attributable to such reduction, plus interest on the amount of such repayment at the applicable federal rate under Section 1274 of the Code from the date of the Gross Up Payment to the date of the repayment. The amount of the reduction of the Gross Up Payment shall reflect any subsequent reduction in excise taxes resulting from such repayment. In the event that, after the Gross Up Payment is made, the amount of the excise tax is determined to exceed the amount anticipated at the time the Gross Up Payment was made, the Bank shall pay to the Employee, in immediately available funds, at the time that such additional amount of excise tax is finally determined, an additional payment ("Additional Gross Up Payment") equal to such additional amount of excise tax and any federal, state and local taxes thereon, plus all interest and penalties, if any, owed by the Employee with respect to such additional amount of excise and other tax. The Bank shall have the right to challenge, on the Employee's behalf, any excise tax assessment against him as to which the Employee is entitled to (or would be entitled if such assessment is finally determined to be proper) a Gross Up Payment or Additional Gross Up Payment, provided that all costs and expenses incurred in such a challenge shall be borne by the Bank and the Bank shall indemnify the Employee and hold him harmless, on an after-tax basis, from any excise or other tax (including interest and penalties with respect thereto) imposed as a result of such payment of costs and expenses by the Bank.

                             BENEFICIARY DESIGNATION

         THE EMPLOYEE ACKNOWLEDGES THAT HE MUST DESIGNATE HIS SPOUSE AS HIS SOLE PRIMARY BENEFICIARY, UNLESS HIS SPOUSE EXECUTES A SPOUSAL CONSENT PERMITTING ANOTHER PERSON TO BE SO DESIGNATED AS PRIMARY BENEFICIARY.

         The Employee designates the following individuals as his "BENEFICIARY". The Employee acknowledges that he is aware of his right to change such designation by submitting to the Committee at a subsequent time a new written designation of his primary and secondary Beneficiaries to whom payment under the Plan shall be made in the event of his death prior to complete distribution of the benefits payable to him under the Plan. The Employee understands that any Beneficiary designation made subsequent to the execution of this Plan Agreement must be executed and dated by him and shall become effective only when receipt thereof is acknowledged in writing by the Committee or the Bank.

         PRIMARY BENEFICIARIES:


         SECONDARY BENEFICIARIES:


         The Employee understands that he may at any time, upon written request to the Bank or the Committee, obtain a copy of the Plan as then in effect.



__________________________________________________        _______________, 2003
                                    , Employee

COMMUNITY CENTRAL BANK



By  ______________________________________________        _______________, 2003

Name:  ___________________________________________

Title:  __________________________________________